Exhibit 99.34

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                  August, 1998
          Series 1998-11C, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                  7.11505
                                                      -------------------------
       Weighted average maturity                                        175.44
                                                      -------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                Principal
              Principal Per  Prepayments Per   Interest Per
       Class   Certificate     Certificate      Certificate     Payout Rate
       -----   -----------     -----------      -----------     -----------
       3PO    $  3.48279465  $   0.08450733  $   0.00000000   %   0.00000000
       SUP3   $  0.00000000  $   0.00000000  $   0.33668732   %   0.40908604
       3A     $  9.62388770  $   6.43099899  $   5.35208592   %   6.50000003
       3M     $  3.22110631  $   0.00000000  $   5.39937770   %   6.49999508
       3B1    $  3.22110727  $   0.00000000  $   5.39937716   %   6.49999444
       3B2    $  3.22110727  $   0.00000000  $   5.39937716   %   6.49999432
       3B3    $  3.22112069  $   0.00000000  $   5.39939655   %   6.50001764
       3B4    $  3.22109827  $   0.00000000  $   5.39936416   %   6.49997869
       3B5    $  3.22112046  $   0.00000000  $   5.39939093   %   6.50001095
       3R     $  0.00000000  $   0.00000000  $   0.00000000   %   0.00000000

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $         N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $          24,977.58
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:        $     113,264,543.61
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 361
                                                              -----------------
       3.
       Beginning Aggregate Class  Ending Aggregate        Ending
         Certificate Principal   Class Certificate  Single Certificate
Class           Balance          Principal Balance       Balance        Cusip
-----           -------          -----------------       -------        -----
3PO    $            291,850.43  $        290,830.41  $         993.02  GE98113PO
SUP3   $        105,751,826.03  $    104,686,350.59  $         977.68  G9811SUP3
3A     $        111,472,581.67  $    110,386,837.16  $         978.45  36157RKW4
3M     $          1,153,307.95  $      1,149,581.13  $         993.59  36157RKX2
3B1    $            576,155.57  $        574,293.77  $         993.59  36157RKY0
3B2    $            288,077.79  $        287,146.89  $         993.59  36157RKZ7
3B3    $            231,259.68  $        230,512.38  $         993.59  36157RLA1
3B4    $            172,447.95  $        171,890.70  $         993.59  36157RLB9
3B5    $            174,012.63  $        173,450.32  $         993.59  36157RLC7
3R     $                  0.00  $              0.00  $           0.00  36157RLD5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              0        Principal Balance  $              0.00
                                --------                          --------------
       2.   60-89 days
            Number              0        Principal Balance  $              0.00
                                --------                          --------------
       3.   90 days or more
            Number              0        Principal Balance  $              0.00
                                --------                          --------------
       4.   In Foreclosure
            Number              0        Principal Balance  $              0.00
                                --------                          --------------
       5.   Real Estate Owned
            Number              0        Principal Balance  $              0.00
                                --------                          --------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                            $              0.00
                                                                  --------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                     $              0.00
                                                               -----------------

       2.   Bankruptcy Loss Amount:                         $              0.00
                                                               -----------------

       3.   Fraud Loss Amount:                              $              0.00
                                                               -----------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.40908604
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